[LOGO]	MONY LIFE INSURANCE COMPANY 1290 Avenue of the Americas New York NY 10104

Dodie Kent Vice President and Associate General Counsel 212-314-3970 Fax: 212-707-1791

March 1, 2012

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Keynote Series Account (the “Registrant”)

(Registration Nos. 033-33318 and 811-05457; IVA Subaccount)

Commissioners:

MONY Life Insurance Company (“MONY”), on behalf of the Registrant, has sent to contract owners the annual report for the period ended December 31, 2011 for the following mutual fund in which the Registrant invests:

o	EQ ADVISORS TRUST – UNDERLYING FUND:
–	EQ/Boston Advisors Equity Income Portfolio

MONY understands that the Fund has filed or will file its report with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent